43. Parent company merger process	12 Months Ended
Dec. 31, 2017
Parent Company Merger Process
Parent company merger process

The Company has been informed that the Board of Directors of EASA, the parent company, at its meeting of March 29, 2017 approved, subject to the approval of both the respective shareholders’ meetings and the control authorities, the merger of EASA and IEASA (the latter being EASA’s majority shareholder) as the acquired companies, which will be dissolved without liquidation, with and into CTLL, as the acquiring and surviving company, aimed at obtaining operational and economic advantages related to the achievement of greater operating efficiency and the optimized use of both the available resources and the technical, administrative and financial structures, within the framework of a global corporate reorganization plan of the entire Pampa Energía Group.

To this end, the Preliminary Merger Agreement and the Consolidated Merger Statement of Financial Position have been approved. It must be pointed out that CTLL, the acquiring and surviving company, as well as EASA and IEASA, the acquired companies, belong to the same control group inasmuch as Pampa Energía is the direct and/or indirect controlling shareholder of all of them.

In compliance with applicable regulations, on March 30, 2017, the Company and EASA informed the ENRE and requested its authorization. The ENRE, by means of Board of Directors’ Resolution No. 347 dated August 11, 2017, decided by majority of votes to deny the request for authorization submitted by the Company and its parent EASA. In due time and in proper manner, the Company has appealed such Resolution to the SEE on the grounds that it is not in accordance with the law.

Furthermore, on June 26, 2017, the Board of Directors of PESA instructed that company’s Management to begin the tasks that would allow for the assessment of the benefits of a merger process between PESA, as the acquiring company, and certain companies of the group, as the acquired companies.

On September 22, 2017, the Board of Directors of PESA approved the merger of BLL, CTG, CTLL (the acquiring company of EASA), EG3 Red, INDISA, INNISA, IPB, PPII, Transelec, and PEPASA, as the acquired or absorbed companies, into PESA, as the acquiring or absorbing company, under the terms of tax neutrality (tax-free reorganization) pursuant to section 77 and following sections of the Income Tax Law. October 1, 2017 was established as the effective date of the merger, as from which date the transfer to the acquiring company of the totality of the acquired companies’ equity will take effect, with all the latter’s rights and obligations, assets and liabilities becoming incorporated into the acquiring company’s equity; all that subject to the corporate approvals required under the applicable regulations and the registration with the Public Registry of Commerce of both the merger and the dissolution without liquidation of the acquired companies.

On December 26, 2017, resolution No. 2017-501-APN-MEM, which approves the request for authorization to modify the Company holding Edenor S.A.’s class “A” shares, was notified.

On January 18, 2018, the merger of IEASA and EASA with and into CTLL was unanimously approved by the shareholders’ meeting of CTLL, whereat it was expressly stated that from the date of the shareholders’ meeting and until the date of registration of the definitive merger agreement with the corresponding public registries, the Board of Directors of CTLL would be in charge of the management of EASA and IEASA, with the managing bodies of the Acquired companies being suspended under the provisions of section 84 of the Business Organizations Law of Ley General de Sociedades.

The Acquiring company and the Acquired companies are currently taking all the necessary steps before the corresponding bodies in order to obtain the registrations and authorizations necessary for the Acquiring company to operate as the surviving company of the merger.